UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
      PURSUANT TO SECTION 13 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


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|  Date of Report (Date of earliest event reported)    |   February 10, 2005   |
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                                    NUTRACEA
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              Exact name of registrant as specified in its charter)


         California                  0-32565                  87-0673375
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(State or other jurisdiction      (Commission               (IRS Employer
    of incorporation)              File Number)           Identification No.)


              1261 Hawks' Flight Court, El Dorado Hills, CA 95762
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                     (Address of principal executive office

Registration's telephone number, including area code:     (916) 933-7000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 9, 2005, Nutracea's Board of Directors approved the issuance of 35,000 restricted, unregistered shares of Nutracea's common stock to each of the current Directors as compensation for their services as Board Members. The current directors are Patricia McPeak, Bradley Edson, Eliot Drell and Ernie Bodai.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2005                           NUTRACEA
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                                                 (Registrant)


                                              /s/ Bradley Edson
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                                           Bradley Edson, President


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